CONVERTIBLE NOTES (Tables)	9 Months Ended
Nov. 30, 2014
Convertible Notes Tables
Computation of loss on extinguishment

Fair value of Amended 2013 Notes (1)	$1,243,482
Fair value of non-cash consideration issued to the creditor (2)	269,707
Reacquisition price	1,513,189
Carrying value of the debt at modification	1,480,336
Loss on extinguishment	$32,853

(1)	Fair value was determined using level 2 inputs, specifically prices for a subsequent issuance of comparable debt instruments.
(2)	Consist of $143,325 fair value of common stock issued and $126,382 fair value of warrants issued and warrants modified. The warrants were valued using a Black-Scholes model with the following inputs: (1) a discount rate of 1.27%; (2) an expected term of 4.00 years; (3) an expected volatility of 121%; and (4) zero expected dividends.